UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2017 (August 4, 2017)

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 2, 2017, the Board of Directors (the “Board”) of Arbor Realty Trust, Inc. (the “Corporation”) approved and adopted the Amended and Restated Bylaws of the Corporation (the “Revised Bylaws”). The Revised Bylaws amended and restated the prior bylaws in their entirety. The Revised Bylaws include, among other things, revisions that: (i) adjust the annual meeting language to allow for greater flexibility with regard to scheduling; (ii) augment notice provisions requiring stockholders to provide additional disclosure and advance notice of their intention to present a director nomination or bring other business at an upcoming stockholders special meeting; (iii) allow for cancellation of a stockholders meeting by the Corporation, provided the appropriate notice is given; (iv) allow the Board to revoke the notice for any stockholder special meeting if the requesting stockholder does not pay the costs of preparing, mailing or delivering of such notice; (v) clarify the role of independent inspectors appointed by the Board at stockholders meetings; (vi) allow the chairman of a meeting to appoint an inspector at any time; (vii) provide that if the stockholder giving notice of a stockholder nominee for director or other stockholder proposal does not appear in person or by proxy at the  meeting to present such nominee or proposal, as applicable, such matter shall not be considered at the meeting, except as otherwise determined by the chairman of the meeting; (viii) clarify the method by which a director may resign from the Board; (ix) provide for the designation, by vote of a majority of independent directors, of a Lead Director, whose responsibilities include, among other things, serving as a liaison between the chairman of the Board and other members of the Board; (x) amend the reliance section to track Section 2-405.1 of the Maryland General Corporation Law, which permits directors and officers to rely on information prepared or presented by others whom the director or officer reasonably believes to be reliant and competent in the matters presented; (xi) delete obsolete provisions related to surety bonds, director liability for loss of deposits and the closing of stock transfer books; (xii) permit electronic communications in the context of voting, meetings, and notices; (xiii) provide for the ability of the Board to ratify any action or inaction by the Corporation or its officers; (xiv) enable the Corporation to extend the post-resignation employment period of an employee; (xv) expand the indemnification provisions to cover officers and directors at election; and (xvi) include a forum selection provision that requires certain types of litigation involving the Corporation to be brought in certain courts within the State of Maryland.

The Board determined that amendment of the Bylaws, as partially described above, is in the best interests of the Corporation and its stockholders for a number of reasons, including, among others, compliance with recently revised statutes, the preservation and appropriate allocation of corporate resources, and flexibility that best serves the day-to-day operation of the Corporation.

The foregoing description of the Revised Bylaws, is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws of the Corporation effective August 2, 2017, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of the Corporation, Effective August 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: August 4, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of the Corporation, Effective August 2, 2017